Derivative financial instruments	6 Months Ended
Jun. 30, 2021
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative financial instruments	Derivative financial instruments
We have entered into interest rate derivatives to hedge the current and future interest rate payments on our variable rate debt. These derivative financial instruments can include interest rate swaps, caps, floors, options and forward contracts.
As of June 30, 2021, we had interest rate caps and swaps outstanding, with underlying variable benchmark interest rates ranging from one to six-month U.S. dollar LIBOR.
Some of our agreements with derivative counterparties require a two-way cash collateralization of derivative fair values. We had not advanced any cash collateral to counterparties as of June 30, 2021 or December 31, 2020.
The counterparties to our interest rate derivatives are primarily major international financial institutions. We continually monitor our positions and the credit ratings of the counterparties involved and limit the amount of credit exposure to any one party. We could be exposed to potential losses due to the credit risk of non-performance by these counterparties. We have not experienced any material losses to date.
Our derivative assets are recorded in other assets and our derivative liabilities are recorded in accounts payable, accrued expenses and other liabilities in our Condensed Consolidated Balance Sheets. The following tables present notional amounts and fair values of derivatives outstanding as of June 30, 2021 and December 31, 2020:

	June 30, 2021		December 31, 2020
	Notional amount (a)	Fair value	Notional amount (a)	Fair value
Derivative assets not designated as accounting hedges:
Interest rate caps	$2,918,000	$8,727	$3,022,000	$2,790
Derivative assets designated as accounting cash flow hedges:
Interest rate swaps	$—	$—	$—	$—
Interest rate caps	475,000	1,656	475,000	513
Total derivative assets		$10,383		$3,303

(a)The notional amount is excluded for caps and swaps which are not yet effective.

	June 30, 2021		December 31, 2020
	Notional amount (a)	Fair value	Notional amount (a)	Fair value
Derivative liabilities not designated as cash flow hedges:
Interest rate swaps	$400,000	$11,181	$400,000	$14,933
Derivative liabilities designated as accounting cash flow hedges:
Interest rate swaps	$2,966,000	$112,427	$3,331,000	$152,370
Total derivative liabilities		$123,608		$167,303

(a)The notional amount is excluded for caps and swaps which are not yet effective.
We recorded the following in other comprehensive income (loss) related to derivative financial instruments for the three and six months ended June 30, 2021 and 2020:

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Gain (Loss)
Effective portion of change in fair market value of derivatives designated as accounting cash flow hedges:
Interest rate swaps	$17,656	$(5,904)	$39,943	$(93,682)
Interest rate caps	(323)	(456)	1,142	(5,243)
Derivative premium and amortization	861	—	1,626	—
Income tax effect	(2,274)	795	(5,339)	12,366
Net gain (loss) on derivatives, net of tax	$15,920	$(5,565)	$37,372	$(86,559)
We expect to reclassify approximately $63 million from accumulated other comprehensive income (loss) (“AOCI”) as an increase in interest expense in our Condensed Consolidated Income Statements over the next 12 months.
The following table presents the effect of derivatives recorded as reductions to or (increases) in interest expense in our Condensed Consolidated Income Statements for the three and six months ended June 30, 2021 and 2020:

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Gain (Loss)
Derivatives not designated as accounting hedges:
Interest rate caps and swaps	$(62)	$(2,104)	$9,689	$(14,654)
Reclassification to Condensed Consolidated Income Statements:
Reclassification of amounts previously recorded within AOCI	(16,513)	(9,618)	(37,810)	(15,081)
Loss recognized in interest expense	$(16,575)	$(11,722)	$(28,121)	$(29,735)